                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 2, 2005

                            Impax Laboratories, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                    Delaware                                  0-27354                            65-0403311
------------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)         (Commission File Number)        (IRS Employer Identification No.)

             30831 Huntwood Ave., Hayward, CA                                                        94544
------------------------------------------------------------------------------------------------------------------------
         (Address of principal executive offices)                                                 (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000
                                                          ----------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
           ------------

         Abbott Laboratories Litigation
         ------------------------------

         Impax Laboratories, Inc. (the "Company") and Abbott Laboratories, Fournier Industrie et Sante and Laboratories Fournier S.A. (collectively, the "Plaintiffs") agreed to settle the patent claims involved in a lawsuit pending in United States District Court for the District of Delaware captioned Abbott Laboratories, et al. v. Impax Laboratories, Inc. Pursuant to the settlement agreement, the Plaintiffs will dismiss their patent infringement claims against the Company. The agreement is without prejudice to the Company's related pending antitrust counterclaims or the Plaintiffs' opposition to such claims.

         Other terms of the settlement are confidential by agreement of the parties.

         Termination of Novartis License Agreement and Supply Agreement
         --------------------------------------------------------------

         Effective May 2, 2005, the License Agreement and the Supply Agreement, each dated December 17, 2001, between Novartis Consumer Health, Inc. and the Company were terminated due to low sales volume.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IMPAX LABORATORIES, INC.


Date: June 15, 2005                    By: /s/ Barry R. Edwards
                                          ------------------------------------
                                          Name: Barry R. Edwards
                                          Title: Chief Executive Officer


                                       3